UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2007

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California  95113
717 Texas Avenue, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (408) 995-5115

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
 ARRANGEMENTS OF CERTAIN OFFICERS.

On September 13, 2007, Robert E. Fishman, Ph.D., Executive Vice President, Power Operations notified Calpine Corporation (the “Company”) that he will be leaving the Company to join a solar energy company, headquartered in California, as Chief Executive Officer. Michael Rogers, Senior Vice President, West Region will assume the position as Interim Executive Vice President, Power Operations effective immediately. Dr. Fishman will remain with the Company working with Mr. Rogers until mid-October 2007 to ensure a smooth transition. Dr. Fishman will continue to be eligible to participate in the Company’s Emergence Incentive Plan as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission on March 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Gregory L. Doody
Gregory L. Doody
Executive Vice President, General Counsel and Secretary

Date: September 18, 2007

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